SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549



                               FORM 8-K



                            CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):

                            March 18, 1998

                         METRIS MASTER TRUST
                       METRIS RECEIVABLES, INC.
             (Originator of the Metris Master Trust)
   (Exact name of registrant as specified in its charter)


	Delaware				             033-99514				               41-1810301
(State of Incorporation)		(Commission File Number)	   (IRS Employer
                                                      Identification No.)



       4400 Baker Road, Suite F470, Minnetonka, Minnesota   55343
					         (Address of principal executive offices)


                         (612) 936-5077
        (Registrant's telephone number, including area code)







                       METRIS RECEIVABLES, INC.
                      Current Report on Form 8-K


Item 7.		Financial Statements and Exhibits

	Ex. 20a	Series 1996-1 February Certificateholders' Statement

	Ex. 20b	Series 1997-1 February Certificateholders' Statement

	Ex. 20c	Series 1997-2 February Certificateholders' Statement

                             SIGNATURE


		Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            									METRIS RECEIVABLES, INC.



                            									By/s/Robert W. Oberrender
										                                President and Treasurer




Dated:  March 20, 1998